                                    EXHIBIT 1

                             JOINT FILING STATEMENT

         Pursuant to Rule 13d-1(k)(1), we, the undersigned, hereby express our agreement that the attached Schedule 13D is filed on behalf of each of us.



                                               Fred B. Cox

                                               /s/ FRED B. COX
                                               ---------------------------------



                                               THE MELITA COMPANY, LLC


                                               By: /s/ FRED B. COX
                                                   -----------------------------
                                                   Fred B. Cox, Managing Partner



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                              (A-1 of A-10 Pages)

                                               Kevin G. Hall

                                               /s/ KEVIN G. HALL
                                               ---------------------------------



                                               NORWEST EQUITY PARTNERS IV
                                               a Minnesota Limited Partnership
                                               By: Itasca Partners
                                                   General Partner


                                               By: /s/ KEVIN G. HALL
                                                   -----------------------------
                                                   Kevin G. Hall, Partner



                                               NORWEST EQUITY PARTNERS V
                                               a Minnesota Limited Partnership
                                               By: Itasca Partners IV, L.L.P.
                                                   General Partner


                                               By: /s/ KEVIN G. HALL
                                                   -----------------------------
                                                   Kevin G. Hall, Partner



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                              (A-2 of A-10 Pages)

                                               Steven L. Johnson


                                               /s/ STEVEN L. JOHNSON
                                               ---------------------------------




       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                               (A-3 of A-10 Pages)

                                               David McCann


                                               /s/ DAVID MCCANN
                                               ---------------------------------



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)


                               (A-4 of A-10 Pages)

                                               A. Barry Patmore


                                               /s/ A. BARRY PATMORE
                                               ---------------------------------




       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                               (A-5 of A-10 Pages)

                                               William A. Philbin


                                               /s/ WILLIAM A. PHILBIN
                                               ---------------------------------



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                               (A-6 of A-10 Pages)

                                               Stewart A. Schuster


                                               /s/ STEWART A. SCHUSTER
                                               ---------------------------------


                                               BRENTWOOD ASSOCIATES VI, L.P.
                                               By: Brentwood VI Ventures, L.P.
                                                   Its General Partner


                                               By: /s/ STEWART A. SCHUSTER
                                                   -----------------------------
                                                   Stewart A. Schuster
                                                   Venture Partner



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                               (A-7 of A-10 Pages)

                                               Paul G. Van Den Berg


                                               /s/ PAUL G. VAN DEN BERG
                                               ---------------------------------



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                               (A-8 of A-10 Pages)

                                               John R. Wark


                                               /s/ JOHN R. WARK
                                               ---------------------------------



       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                               (A-9 of A-10 Pages)

                                               Sol Zechter


                                               /s/ SOL ZECHTER
                                               ---------------------------------



                                             SOL ZECHTER ANNUITY TRUST


                                             By: /s/ SOL ZECHTER
                                                 -------------------------------
                                                 Sol Zechter, Trustee


                                             SOL ZECHTER FAMILY TRUST


                                             By: /s/ SOL ZECHTER
                                                 -------------------------------
                                                 Sol Zechter, Trustee



                                             SHEILA CLAIRE ZECHTER ANNUITY TRUST


                                             By: /s/ SHEILA ZECHTER
                                                 -------------------------------
                                                 Sheila Zechter, Trustee


       (Exhibit 1, Joint Filing Statement, to Schedule 13D filed with the
              Securities Exchange Commission on November 6, 2000.)

                              (A-10 of A-10 Pages)